U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 20, 2004


                        DRAGON INTERNATIONAL GROUP CORP.
                        --------------------------------
        (Exact name of small business issuer as specified in its charter)


                            RETAIL HIGHWAY.COM, INC.
                            ------------------------
                                  (Former Name)


             Nevada                       0-23485                98-0177646
             ------                       -------                ----------
  State or other jurisdiction     Commission File Number   (IRS Employer ID No.)
jurisdiction of  incorporation)

                                     Bldg 14
                    Suite A09, International Trading Center,
                                 29 Dongdu Road
                              Ningbo, China 315000
                              --------------------
                    (Address of principal executive offices)


                               225 Macpherson Ave.
                                     Unit B
                        Toronto, Ontario, Canada M4V 1A1
                        --------------------------------
                                (Former Address)


                                 86-574-56169308
                                 ---------------
                           (Issuer's Telephone Number)



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Item 3.02  Unregistered Sales of Equity Securities.

     On October 4, 2004, we erroneously reported that on October 4, 2004, holders of convertible promissory notes exercised their conversion rights applicable thereto and we issued an aggregate of 9,094,767 common shares to ten persons and/or entities. Rather, holders of convertible promissory notes aggregating $26,574 elected to convert this balance into an aggregate of 3,174,031common shares, which were issued to an aggregate of five persons and/or entities. We relied upon the exemption from registration afforded by Regulation D and Section 4/2, as applicable, promulgated under the Securities Act of 1933, as amended, to issue these securities.

Item 4.01  Change in Registrant's Certifying Accountant

     Effective October 20, 2004, the firm of Stark Winter Schenkein & Co., LLP ("SWS"), our independent accountant during the period from August 29, 2002 to October 20, 2004, was dismissed. Our Board of Directors authorized this action. SWS had audited our financial statements for our fiscal years ended June 30, 2004, 2003 and 2002.

     In connection with the audit of our financial statements as of June 30, 2004, 2003 and 2002 and through the date of this Report, there were no disagreements with SWS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of SWS, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of SWS on our financial statements as of June 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     SWS's report contained a separate paragraph stating that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has working capital and stockholders' deficits. These factors raise substantial doubt about the Company's ability to continue as a going concern.. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     We have requested that SWS furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated November 8, 2004, is filed as Exhibit 16.2 to this Form 8-K.

     In addition, effective November 8, 2004, we retained the firm of Sherb & Co, LLP ("Sherb") to audit our financial statement for our fiscal year ending June 30, 2005, and include such report as part of our annual report on Form 10-KSB for our fiscal year ending June 30, 2005. This change in independent accountants was approved by our Board of Directors. During


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

the fiscal years ended June 30, 2004 and 2003 and the subsequent interim periods through October 20, 2004, we did not consult with Sherb regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01.  Exhibits.

Number            Exhibit

16.2              Letter from Stark Winter Schenkein & Co., LLP


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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DRAGON INTERNATIONAL GROUP CORP.
                                        (Registrant)
Dated: November 8, 2004


                                        By: s/David Wu
                                           -------------------------------------
                                           David Wu
                                           Chief Executive Officer and President




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